Exhibit 10.3
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 28, 2021, is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender"), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, a national banking association, as agent for Lenders ("Agent").
RECITALS:
A.    Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2018, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 13, 2019, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 9, 2021 (as amended, the "Agreement").
B.    Pursuant to the Agreement, INSPERITY HOLDINGS, INC., a Delaware corporation, ADMINISTAFF COMPANIES, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING II, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING III, INC., a Delaware corporation, INSPERITY BUSINESS SERVICES, L.P., a Delaware limited partnership, INSPERITY EMPLOYMENT SCREENING, L.L.C., a Delaware limited liability company, INSPERITY ENTERPRISES, INC., a Texas corporation, INSPERITY EXPENSE MANAGEMENT, INC., a California corporation, INSPERITY GP, INC., a Delaware corporation, INSPERITY INSURANCE SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PAYROLL SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PEO SERVICES, L.P., a Delaware limited partnership, INSPERITY RETIREMENT SERVICES, L.P., a Delaware limited partnership, INSPERITY SERVICES, L.P., a Delaware limited partnership, and INSPERITY SUPPORT SERVICES, L.P., a Delaware limited partnership (collectively, "Guarantors"), executed that certain Amended and Restated Guaranty Agreement dated as of February 6, 2018 (the "Guaranty Agreement"), pursuant to which Guarantors guaranteed to Agent, for the ratable benefit of Agent, Issuing Bank and Lenders, the payment and performance of the Guaranteed Indebtedness (as therein defined).
C.    Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., Truist Securities, Inc., and U.S. Bank National Association have been appointed Joint Lead Arrangers for the credit facilities described in the Agreement. There are no longer any Co-Syndication Agents or Documentation Agents under the Agreement.
D.    Borrower, Agent and Lenders now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Definitions
Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.
Amendments
Section 2.1    Amendment to Certain Definitions. (a) Effective as of the date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:
"EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Operating Income for such period, plus (b) depreciation and amortization for such period, plus (c) non-cash stock based compensation expense for such period, plus (d) Interest Income for such period, plus (e) extraordinary or non-recurring expenses or charges, in an aggregate amount not to exceed $10,000,000.00 during any consecutive four (4) quarter period, plus (f) any non-cash write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity securities during such period, plus (g) any non-cash impact of accounting changes or restatements during such period, plus (h) expenses associated with prepaid software-as-a-service (SaaS) product implementations during such period, provided such amount shall not exceed $4,000,000.00 during any consecutive four (4) quarter period, plus (i) transaction costs and synergies approved by Agent for such period; provided, however, that the amounts of each of the items set forth in the clauses above shall include, for the first twelve (12) months after any Acquisition, the actual historical amounts of such items for any Person which is acquired by Borrower or any Subsidiary in such Acquisition.
"Floating Thirty Day LIBOR Rate" means, as of any day, the rate per annum offered for Dollar deposits in an amount comparable to the principal amount of the outstanding Alternate Base Rate Loans for a period of thirty (30) days as of 11:00 a.m. City of London, England time two (2) Business Days prior to such day as calculated by Intercontinental Exchange Group (ICE) Benchmark

Administration Limited ("ICE") (or the successor thereto) for such Dollar deposits. Notwithstanding the foregoing, under no circumstances will the Floating Thirty Day LIBOR Rate be less than zero percent (0.0%) per annum (the "Floating Thirty Day LIBOR Interest Rate Floor"), provided, however, if Borrower has entered into a Rate Management Transaction with a Lender for purposes of hedging the interest rate floor on any Note, then no Floating Thirty Day LIBOR Interest Rate Floor shall be applicable for such Note during the period(s) such Rate Management Transaction is in effect.
"Interest Period" means, with respect to any LIBOR Loan, the period commencing on the date such Loan is made or Converted from Loans of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Loan, each period commencing on the last day of the immediately preceding Interest Period with respect to such LIBOR Loan, and in each case ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as Borrower may select as provided in Sections 2.5 or 3.7; provided, however, that (a) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day, unless such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month, (c) no Interest Period for any LIBOR Loan may extend beyond the Termination Date (and any proposed LIBOR Loan with an Interest Period which would extend beyond the Termination Date shall be an Alternate Base Rate Loan), (d) for all LIBOR Loans no more than eight (8) Interest Periods shall be in effect at the same time and (e) no Interest Period shall have a duration of less than thirty (30) days and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall be an Alternate Base Rate Loan.
"LIBOR Rate" means, for any LIBOR Loan, for any Interest Period therefor, (a) the rate per annum offered for Dollar deposits in an amount comparable to the outstanding principal amount of such LIBOR Loan for a period of time equal to such Interest Period as of 11:00 a.m. City of London, England time two (2) London Business Days prior to the first date of such Interest Period as calculated by ICE (or the successor thereto), divided by (b) one (1) minus the Reserve Requirement. Notwithstanding the foregoing, under no circumstances will the LIBOR Rate be less than zero percent (0.0%) per annum (the "LIBOR Interest Rate Floor"), provided, however, if Borrower has entered into a Rate Management Transaction with a Lender for purposes of hedging the interest rate floor on any Note, then no LIBOR Interest Rate Floor shall be applicable for such Note during the period(s) such Rate Management Transaction is in effect.
(b)    Effective as of the date hereof, the definition of the term "Fall-Back Rate" shall be deleted from Section 1.1 of the Agreement.
Section 2.2    Addition of Section 3.11.    Effective as of the date hereof, Section 3.11 shall be added to the Agreement and shall read in its entirety as follows:
Section 3.11    LIBOR Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (for the purpose of clarity, any agreement executed in connection with a Rate Management Transaction, including Rate Management Transaction Documents, shall be deemed not to be a "Loan Document" for purposes of this Section):
(a)    Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority ("FCA"), the regulatory supervisor of USD LIBOR’s administrator ("IBA"), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12- month USD LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis on the last day of each March, June, September, and December.
(b)    Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, Converted or Continued that would bear interest by reference to such Benchmark until Borrower’s receipt of notice from Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Alternate Base Rate Loans. During the period referenced in the foregoing sentence, the component of Alternate Base Rate based upon the Benchmark will not be used in any determination of Alternate Base Rate.
(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(d)    Notices; Standards for Decisions and Determinations. Agent will promptly notify Borrower and Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section.
(e)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including USD LIBOR), then Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(f)    Certain Defined Terms. As used in this Section:
"Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (i) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period (provided that, for purposes of clarity and for this definition only, the Interest Period for the Floating Thirty Day LIBOR shall be deemed to be thirty (30) days) or (ii) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
"Benchmark" means, initially, for purposes of calculating LIBOR Loans, the LIBOR Rate and, for purposes of calculating Alternate Base Rate Loans, Floating Thirty Day LIBOR Rate; provided that if a replacement of the Benchmark has occurred pursuant to this Section titled "Benchmark Replacement Setting", then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to "Benchmark" shall include, as applicable, the published component used in the calculation thereof.
"Benchmark Replacement" means, for any Available Tenor:
(i)    for purposes of Section 3.11(a), the sum of: (A) Daily Simple SOFR and (B) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of USD LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in clause (a) of this Section 3.11; and
(ii)    for purposes of Section 3.11(b), the sum of (A) the alternate benchmark rate and (B) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by Agent and Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for Dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (i) or (ii) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
"Benchmark Replacement Conforming Changes" means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Alternate Base", the definition of "Business Day", the definition of "Interest Period", timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, Conversion or Continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
"Benchmark Transition Event" means, with respect to any then-current Benchmark other than USD LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
"Daily Simple SOFR" means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for syndicated business loans; provided, that if Agent decides that any such convention is not administratively feasible for Agent, then Agent may establish another convention in its reasonable discretion.
"Early Opt-in Effective Date" means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to Lenders, so long as Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to Lenders, written notice of objection to such Early Opt-in Election from Majority Lenders.
    "Early Opt-in Election" means the occurrence of:
(i)     a notification by Agent to (or the request by Borrower to Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR, or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(ii)    the joint election by Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by Agent of written notice of such election to the Lenders.
"Floor" means zero percent (0.0%) per annum.
"Relevant Governmental Body" means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
"SOFR" means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).
"USD LIBOR" means the London interbank offered rate for Dollars.
Section 2.3    Amendment to Section 8.3(a)(iv)(A). Effective as of the date hereof, clause (a)(iv)(A) contained in Section 8.3 of the Agreement is amended to read in its entirety as follows:
    (A)    Borrower has an Interest Coverage Ratio of not less than 2.50 to 1.00 as of the last day of the fiscal quarter most recently ended for which financial statements are available, calculated on a pro forma basis assuming that such Acquisition and all other Acquisitions made since the last day of the fiscal quarter most recently ended for which financial statements are available had been made on the first day of the four consecutive fiscal quarter period then ended (but without any adjustment for projected cost savings or other synergies (except with the consent of Agent)),
Section 2.4    Amendment to Section 8.7(k)(iii). Effective as of the date hereof, clause (k)(iii) contained in Section 8.7 of the Agreement is amended to read in its entirety as follows:
    (iii)    Borrower has an Interest Coverage Ratio of not less than 2.50 to 1.00 as of the last day of the fiscal quarter most recently ended for which financial statements are available,

Section 2.5    Amendment to Section 9.1. Effective as of the date hereof, Section 9.1 of the Agreement is amended to read in its entirety as follows:
Section 9.1    Interest Coverage Ratio
. Borrower will at all times maintain an Interest Coverage Ratio of not less than 2.50 to 1.00. The Interest Coverage Ratio will be calculated and tested quarterly as of the last day of each fiscal quarter of Borrower, commencing with the fiscal quarter ending June 30, 2021, for the period of four consecutive fiscal quarters ended as of such date (a “rolling or trailing four quarter” basis).
Section 2.6    Amendment to Section 12.7. Effective as of the date hereof, Section 12.7 of the Agreement is amended to read in its entirety as follows:
    Section 12.7.    Amendments
. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Majority Lenders and Borrower, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided that neither Borrower nor any Lender consent shall be required for any amendment done in accordance with Section 3.11 (except as expressly provided for in such Section). No amendment, modification, waiver or consent shall change the Commitment of any Lender without the consent of such Lender. No amendment, modification, waiver or consent shall (i) increase the Combined Commitments (other than pursuant to Section 2.8), (ii) extend the date for payment of any principal of or interest on the Revolving Advances or any fees payable hereunder, (iii) extend any Lender’s Commitment, (iv) reduce the principal amount of any Revolving Advance, (v) release any guaranty (except as permitted in Section 8.4(b)), or (vi) reduce the aggregate percentage of holders of the Combined Commitments required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Lenders. If any amendment, modification, waiver or consent relates only to the Revolving Advances, the applicable percentage for consent shall be calculated only from the holders of the Combined Commitments, provided that if either the Combined Commitments are fully funded or the Termination Date has occurred, then such applicable percentage for consent shall be calculated from the holders of the outstanding Revolving Advances and the Letter of Credit Liabilities. No amendment, modification, waiver or consent shall reduce any principal of or interest on the Revolving Advances or any fees payable hereunder without the consent of each Lender affected thereby, provided that no Lender consent shall be required for any amendment done in accordance with Section 3.11 (except as expressly provided for in such Section). No provision of Article XI or any other provision of this Agreement affecting Agent in its capacity as such shall be amended, modified or waived without the consent of Agent. No provision of this

Agreement relating to the rights or duties of Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of Issuing Bank. No provision of this Agreement relating to the rights or duties of the Swing Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Lender.

Section 2.7    Amendment to Schedules. Effective as of the date hereof, (a) Exhibit "C" (Form of Revolving Advance Request Form) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment, and (b) Exhibit "D" (No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "B" to this Amendment.
ARTICLE III.
Condition Precedent
Section 3.1    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:
(a)    Certificates.
(i)    A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower acceptable to Agent) certifying (A) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party in connection herewith, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date of this Amendment, together with specimen signatures of such officers.
(ii)    A certificate of the Chief Financial Officer of Borrower certifying (A) that all representations and warranties in this Amendment and the other Loan Documents are true and correct on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, (B) that no Event of Default or Unmatured Event of Default has occurred and is continuing, (C) that no Material Adverse Effect has occurred since December 31, 2018, and (D) that no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.
(b)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of incorporation or organization, as applicable, of Borrower and each Guarantor as to the existence and good standing of Borrower and such Guarantor in such state.

(c)    Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 12.1 of the Agreement, to the extent invoiced prior to the closing of this Amendment, have been paid in full by Borrower.
Section 3.2    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.
ARTICLE IV.
Ratifications, Representations, and Warranties
Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, and (d) to the knowledge of the Authorized Representatives and Financial Officers of Borrower, Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents. Borrower hereby represents and warrants to Agent and Lenders that this Amendment and all Loan Documents executed in connection herewith have not been executed in the state of Florida.

ARTICLE V.
Miscellaneous
Section 5.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.
Section 5.2    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 5.3    Expenses; Indemnification. Borrower agrees that this Amendment is a Loan Document to which Sections 12.1 and 12.2 of the Agreement shall apply.
Section 5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remaining provisions hereof and the effect of such invalidity, illegality or unenforceability shall be confined to the provision held to be invalid, illegal or unenforceable.
Section 5.5    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.
Section 5.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and Borrower and their respective successors and assigns, except that (a) Borrower may not assign or transfer any of its rights or obligations hereunder without prior written consent of Agent and Lenders, and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 12.19 of the Agreement or as required under Section 2.21 of the Agreement.
Section 5.7    Counterparts. This Amendment and the other Loan Documents furnished in connection herewith may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document furnished in connection herewith by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

Section 5.8    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10    Dispute Resolution. The terms of Section 12.25 (Dispute Resolution) of the Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
Section 5.11    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
Executed as of the date first written above.
BORROWER:
INSPERITY, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Sr. Vice President of Finance, Chief
    Financial Officer and Treasurer

AGENT:

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as Agent

By: /s/ Tim Neuhaus
    Tim Neuhaus
    Senior Vice President
LENDERS:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK
By: /s/ Ryan K. Hightower
    Ryan K. Hightower
    Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Julie Castano
Name:    Julie Castano
Title:    SVP

WELLS FARGO BANK, N.A.

By: /s/ Robert Corder
Name:    Robert Corder
Title:    Vice President

TRUIST BANK (f/k/a Branch Banking and Trust Company)

By: /s/ David Miller
Name:    David Miller
Title:    Director

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Steven L. Sawyer
Name:    Steven L. Sawyer
Title:    Senior Vice President

WOODFOREST NATIONAL BANK

By: /s/ Zack Frewin
Name:    Zack Frewin
Title:    Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by Guarantors shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Guaranteed Indebtedness (as therein defined), as renewed, extended, and increased from time to time.

INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,

    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer